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                               SEMI-ANNUAL REPORT










================================================================================

                              India Technology Fund

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                                  JUNE 30, 2001
                                   (unaudited)

                         VENUS CAPITAL MANAGEMENT, INC.
                  31 Milk Street, Suite # 315, Boston, MA 02109
             Ph: 1(617)423-1901, 1(800)720-6850; Fax:1(617)423-1011
   Email: venus@venuscapital.com; www.venuscapital.com; www.Indiatechfund.com

June 30, 2001

Dear Shareholders:


The first half of 2001, have been rough on the technology sector. The earnings deterioration at technology companies has continued unabated and this has caused massive damage in the market capitalization of Indian founded technology companies.

Is technology dead? The answer is, No. This is a momentary pause in the long run growth in the sector. The pause is extremely painful and seems infinitely long. However, when technology companies come back, the rise would be very strong in a short period of time. Most technology companies have become lean and low cost operations due to restructurings and lay offs. All they need is a little push in demand. We expect technology stocks to bottom in last quarter f the year and 2002 to be a very good year for them.

We have readjusted our portfolio by selling some losers and buying more of the cash rich companies with strong balance sheets. We sold Exodus, Infosys and some other holdings. We added, Transwitch, i2 technologies and Tibco.

Our current portfolio is as follows:


 ------------------------    -------------------------    ---------------------
         Nasdaq                Bombay Stock Exchange        Private Placement
 ------------------------    -------------------------    ---------------------
  Applied Micro Circuits      TV 18                        Axcel Photonics
 ------------------------    -------------------------    ---------------------
  Brocade                     Wipro                        Calient Networks
 ------------------------    -------------------------    ---------------------
  Transwitch Co.              Satyam Computers             Comstellar
 ------------------------    -------------------------    ---------------------
  I 2 Technologies                                         Maple Opticals
 ------------------------    -------------------------    ---------------------
  Juniper Networks                                         Niksun
 ------------------------    -------------------------    ---------------------
  Redback Inc.                                             Renka
 ------------------------    -------------------------    ---------------------
  Sify ADS                                                 Voxera
 ------------------------    -------------------------    ---------------------
  Healtheon
 ------------------------    -------------------------    ---------------------
  Tibco
 ------------------------    -------------------------    ---------------------

We believe that when demand begins to rise for technology companies, the semiconductor companies like Applied Micro and Transwitch would lead the way. Followed by that, would be software companies like, i2, Wipro, Satyam and Tibco. IT spending should come back in early next year. Brocade and Juniper will continue to do well and receive new orders. Our private companies continue to do well and are not affected negatively by the downturn in technology stocks as most of them had recently raised money before the downturn came. In the long run, the net result of the private investments should be favorable for shareholders, even if one or two companies do not make it.

The inventory correction is almost over but may need a few more quarters to be completely over. The leaner operations would allow the technology companies to be profitable very quickly, as soon as demand picks up a little bit. We have no doubts that technology will come back. Though, we do not know exactly when but our best guess would be that a bottom in last quarter of 2001 and steep recovery in second half of 2002.


We thank all shareholders for their support and confidence during these times of turmoil.

================================================================================
 India Technology Fund
================================================================================

                                                        Schedule of Investments
                                                       June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
 Shares/Principal Amount                             Market Value    % of Assets
--------------------------------------------------------------------------------

 COMMON STOCKS
 Computer Related Service
         4,000 Applied Micro Circuits                      68,800
         1,000 Brocade                                     43,990
        28,000 Exodus                                      57,680
         2,000 I 2 Technologies                            39,600
         1,000 Juniper Networks                            31,100
         4,000 Redback Inc                                 35,680
        10,000 ADS Sify                                    33,800
         3,000 Transwitch Co                               32,250
        15,000 Crest Communications                        21,173
         5,000 Penta Media Graphics                         8,605
        10,000 Satyam Computers                            36,235
         2,500 TV 18                                        3,625
           700 WIPRO                                       20,830
                                                           ------
                                                          433,368         40.26%
 Health Care
        10,000 Healtheon / Web MD                          70,000          6.50%
                                                          -------

 Private Placements
       100,000 Axcel Photonics                             25,000
         6,920 Calient Networks                            50,000
        40,000 Comstellar                                 200,000
        17,500 Maple Optical                              100,275
        36,232 Niksun                                      50,000
        68,111 Renka                                      100,000
     1,000,000 Voxera                                      25,000
                                                           ------
                                                          550,275         51.12%

               Total Stocks (Cost $1,681,741)           1,053,643         97.88%
                                                       ----------

 Money Market Funds
        37,839 Firstar Money Market (Cost $37,839)         37,839          3.52%
                                                          -------

                Total Money Market Funds                   37,839          3.52%
                                                          -------

               Total Investments (Cost - 1,682,349)     1,091,482        101.39%

               Other Assets Less Liabilities              (14,995)        -1.39%
                                                         --------

               Net Assets                             $ 1,076,487        100.00%
                                                     ============


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================================================================================
 India Technology Fund
================================================================================

Statement of Assets and Liabilities
     June 30, 2001 (unaudited)

Assets:
     Investment Securities at Market Value                          $ 1,053,643
          (Identified Cost - 1,682,349)
     Cash                                                                37,839
     Receivable:
          Dividends and Interest                                             18
     Other assets                                                         9,068
                                                                          -----
               Total Assets                                           1,100,568
                                                                      ---------
Liabilities
     Accrued Expenses                                                    24,081
                                                                         ------
               Total Liabilities                                         24,081
                                                                         ------
Net Assets                                                          $ 1,076,487
                                                                    ===========
Net Assets Consist of:
     Paid In Capital                                                $ 2,057,915
     Undistributed net investment income                               (23,359)
     Accumulated Realized Gain (Loss) on Investments - Net            (329,363)
     Net Unrealized Depreciation in Value of Investments              (628,706)
                                                                      ---------
Net Assets, for 201,197 Shares Outstanding                          $ 1,076,487
                                                                    ===========

Net Asset Value, Redemption and Offering Price
     Per Share ($1,076,487/201,197 shares)                               $ 5.35

================================================================================
 India Technology Fund
================================================================================

 Statement of Operations
 For the six months ending June 30, 2001 (unaudited)


Investment Income:
     Dividend                                                             $ 220
     Interest                                                             1,961
                                                                          -----
          Total Investment Income                                         2,181
                                                                          -----
Expenses
     Management Fees (Note 2)                                            18,080
     Organization expenses                                                4,999
     Audit Fees                                                           5,184
     Other                                                                8,228
                                                                          -----
          Total Expenses                                                 36,491

Net Investment Income                                                   (34,310)
                                                                        --------

Net Realized and Unrealized Gain (Loss) on Investments:
     Net Realized Gain on Investments                                  (330,991)
     Net Unrealized Depreciation on Investments                        (235,040)
                                                                       ---------
Net Realized and Unrealized Gain (Loss) on Investments                 (566,031)
                                                                       ---------

Net Decrease in Net Assets from Operations                           $ (600,341)
                                                                     ===========

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================================================================================
 India Technology Fund
================================================================================

Statement of Changes in Net Assets (unaudited)

                                                                     1/1/2001          4/25/00**
                                                                       to                to
Increases (Decreases) in Net Assets from:                            6/1/2000         12/31/2000
                                                                     --------         ----------
Operations:
     Net Investment Income                                         $ (34,310)          $ 11,678
     Net Realized Gain on Investments                               (330,991)             1,628
     Net Unrealized Depreciation on Investments                     (235,040)          (393,666)
                                                                 ------------       ------------
       Net Decrease in Net Assets from Operations                   (600,341)          (380,360)
                                                                 ------------       ------------

Distributions to Shareholders
     Net Investment Income                                                 0               (726)
                                                                 ------------       ------------
       Decrease in Net Assets from Distributions                           0               (726)
                                                                 ------------       ------------

Capital Share Transactions:
     Proceeds From Sale of Shares                                     22,025          1,645,018
     Shares Issued on Reinvestment of Dividends                            0                726
     Cost of Shares Redeemed                                        (109,855)                 0
                                                                 ------------       ------------
       Increase in Net Assets from Shareholder Activity              (87,830)         1,645,744
                                                                 ------------       ------------

Net Increase  in Net Assets                                         (688,171)         1,264,658

Net Assets at Beginning of Period                                  1,764,658            500,000
                                                                 ------------       ------------

Net Assets at End of Period                                      $ 1,076,487        $ 1,764,658
                                                                 ============       ============

Undistributed Net Investment Income                                 $ 10,952           $ 10,952
                                                                 ============       ============

Share Transactions:
     Issued                                                            3,297            166,668
     Reinvested                                                            -                 87
     Redeemed                                                        (18,855)                -
                                                                 ------------       ------------
Net increase in shares                                               (15,558)           166,755
Shares outstanding beginning of period                               216,755             50,000
                                                                 ------------       ------------
Shares outstanding end of period                                     201,197            216,755
                                                                 ============       ============


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================================================================================
 India Technology Fund
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
Financial Highlights (unaudited)
Selected data for a share outstanding throughout the period:
                                                                    1/1/2001           4/25/00**
                                                                      to                 to
                                                                    6/1/2000          12/31/2000

Net Asset Value - Beginning of Period                                 $ 8.14            $ 10.00

Net Investment Income                                                  (0.16)              0.06
Net Realized and Unrealized Losses on Securities                       (2.63)             (1.92)
                                                                   ----------         ----------
     Total from Investment Operations                                  (2.79)             (1.86)
                                                                   ----------         ----------

Dividends from net investment income                                    0.00               0.00 (A)
                                                                   ----------         ----------
     Total Distributions                                                0.00               0.00
                                                                   ----------         ----------

Net Asset Value - End of Period                                       $ 5.35             $ 8.14
                                                                   ==========         ==========

Total Return                                                           34.28%            -18.56%

Ratios/Supplemental Data

Net Assets - End of Period (Thousands)                               $ 1,076            $ 1,765

Ratio of Expenses to Average Net Assets after reimbursements            2.55%*            1.83%*
Ratio of Expenses to Average Net Assets before reimbursements           5.05%*            4.39%*
Ratio of Net Income to Average Net Assets                              -4.74%*            1.15%*

Portfolio Turnover Rate                                                93.71%*           25.94%*

* Annualized ** Commencement of operations.
(A) Represents an amount less then $0.005


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================================================================================
India Technology Fund
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                                                  Notes to Financial Statements
                                                       June 30, 2001 (unaudited)

  1.)ORGANIZATION AND Significant Accounting Policies
     The India Technology Fund ("Fund") is a non-diversified portfolio of Venus Series Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Fund is organized as a business trust under the laws of the State of Deleware by Declaration of Trust, dated November 8, 1999. The Fund's investment objective is to obtain long-term capital appreciation. In seeking its objective, this Fund will invest at least 70% of its total assets in securities of Indian technology companies. Significant accounting policies of the Fund are presented below.

     Security Valuation:
     The investments in securities are carried at market value. The market value for the investments listed on exchanges, including the Nasdaq National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Investments in private placement securities represent investments for which there are no readily available public market quotations of value. These securities are presented in the accompanying financial statements at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Board of Trustees. In determining the value of these securities consideration is given to the financial condition and operating results of the underlying companies, the amount that the Fund can reasonably expect to realize upon the sale of the security, and any other factors deemed relevant. It is generally the policy of the Advisor to carry these investments at cost for the first year they are held unless a
     significant   event  occurs  that  effects  the  long  term  value  of  the investment.

     The financial statements include investments valued at $550,275 (51.12% of net assets) at June 30, 2001 whose values have been estimated by the Advisor in the absence of readily ascertainable market values. Because of the inherent uncertainty of the valuations, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Security transactions are recorded no later than the day following the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

     Income Taxes:
     It is the Fund's future policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code ("IRC"). In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains to meet the requirements of Subchapter M of the IRC.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The significant estimates that are susceptible to change relate to the valuation of investments in private placements.

  2.)Investment Advisory Agreement
     The Fund has entered into an investment advisory and administration agreement with Venus Capital Management, Inc (the Advisor). As compensation for services provided, the Fund will pay the Advisor a performance-based management fee ranging from 0.00%- 5.00% of the Fund's net asset value, calculated monthly by comparing the Fund's investment performance, over the most recent twelve month period, to the performance of the IFC India Index, a stock index compiled by the International Finance Corporation. For the six months ending June 30, 2001, the advisor earned $18,080 of management fees all of which were reimbursed to the Fund.

  3.)Related Party Transactions
     Certain owners of Venus Capital Management, Inc. are also owners and/or directors of the Fund. These individuals may receive benefits from management fees paid to the Advisor. As of June 30, 2001, VLS International, SA, the parent company of the Advisor, owned 24.86% of the Fund. This shareholder is considered a control person as defined under
     Section 2(1)(9) of the 1940 Act, by virtue of their ownership of more than 25% of the voting securities of the Fund.


  4.)Capital Stock And Distribution
     At June 30, 2001 an indefinite number of shares of capital stock were authorized, and 201,197 shares had been issued and were outstanding. There were no capital share redemptions for the six months ending June 30, 2001.


  5.)Securities Transactions
     During the six months ending June 30, 2001, purchases and sales of investment securities other than short-term investments aggregated $694,532 and $599,962, respectively.

     For Federal income tax purposes, the cost of investments owned at June 30, 2001 was the same as book cost. At June 30, 2001, the composition of unrealized appreciation and depreciation was as follows:

     Appreciation       Depreciation        Net Appreciation (Depreciation)
     ------------       ------------        -------------------------------
        24,080           (652,786)                    (628,706)


  6.)Other investing strategies

     The Fund is authorized to engage in the use of certain financial instruments for hedging and investment purposes including investing in options, warrants, futures and foreign currency contracts. The risks of investing in these instruments can be in excess of the amounts recorded in the Fund's accompanying financial statements. In addition, the risks of investing in these instruments includes the possibility of an illiquid market, the possibility that the change in the value of the instrument may not correlate with changes in the value of the underlying investment or index and the possible credit risk that the other party will not fulfill their obligations under the contract. At June 30, 2001, and for the fiscal period then ended, the fund had not engaged in any transactions involving these financial instruments.

     In addition, The Fund may engage in short sale transactions in securities listed on one or more worldwide securities exchanges, particularly in India, Luxembourg, London and the United States, when and to the extent deemed advisable by the Adviser. These short sales may involve a level of risk in excess of the liability recognized in the accompanying financial statements. At June 30, 2001 and for the fiscal period then ended, the Fund had not engaged in any short sales.

  7.)Concentration of Investment Risk
     The Fund plans to invest primarily in the equity securities of Indian technology companies. The value of the shares of the Fund may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. The specific risk faced by technology companies include rapidly changing technologies; exposure to a high degree of government regulation; cyclical patterns in information technology spending; scarcity of qualified management, engineering and marketing personnel; the possibility of lawsuits related to technological patents; and changing investor sentiments and preferences with regard to technology sector investments.

     The Value of the Fund shares may also be adversely affected the Fund's investment focus on Indian companies. Specific risks include political and economic instability in India; less efficient securities markets in India; substantially less public information is available about Indian companies than U.S. companies; restrictions on investments by foreign institutional investors in India; fluctuations in currency exchange rates; and exchange controls. Furthermore, the Indian government exercises significant influence over many aspects of the Indian economy.

  8.)  PRIVATE PLACEMENTS
     At June 30, 2001, the Fund's investments in Private Placements exceeded the Fund's allowable limits for investments in illiquid investments (15% of net assets) under the Fund's prospectus. The Advisor of the Fund is undertaking measures to resolve the issue as soon as possible without causing any significant harm to existing shareholders of the Fund. However, given the present unsettled state of the capital markets, particularly the technology sector, the resolution of this matter may be protracted.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                Board of Trustees
                                 John Gutjreund
                                  Rajvir Singh
                                  S. Atiq Raza
                                 Vikas Mehrotra

                               Investment Adviser
                            Venus Capital Management.
                             31 Milk St.. Suite 315
                                Boston, MA 02109


                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                          8869 Brecksville Rd., Ste. C
                             Brecksville, Ohio 44141


                                    Custodian
                               Firstar Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                     Counsel
                            Duval & Stachenfeld LLP,
                            300 E 42nd St. 3rd floor
                               New York, NY 10017


                              Independent Auditors
                                    KPMG LLP
                                 99 High Street
                           Boston, Massachusetts 02110